UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-05992

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                    Two World Financial Center, Building B
                              New York, NY 10281

                      Nomura Asset Management U.S.A. Inc.
                    Two World Financial Center, Building B
                              New York, NY 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   February 28, 2007

Date of reporting period:  February 28, 2007

ITEM 1.  REPORT TO SHAREHOLDERS
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                   JAPAN SMALLER CAPITALIZATION FUND, INC.



                                                                April 20, 2007

To Our Shareholders:

      We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the "Fund") for the fiscal year ended February 28, 2007.

      The Net Asset Value per share ("NAV") of the Fund decreased by 12.1% and the closing market price of the Fund decreased 6.4% for the year after giving effect for the reinvestment of income dividends and long term distributions. The closing market price of the Fund on February 28, 2007, on the New York Stock Exchange was $12.98 representing a premium of 10.0% to the NAV of $11.80. The net assets of the Fund totaled $250,603,740 on February 28, 2007.

      The Fund's benchmark--the Russell/Nomura Small Cap(TM) Index--decreased by 7.9% in United States (U.S.) dollar terms. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the "TSE"), increased by 3.3% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, increased by 6.3% in U.S. dollar terms for the year ended February 28, 2007. The Japanese yen ("Yen") depreciated by 2.4% against the U.S. dollar during the year.

      During the year ended February 28, 2007, the Fund underperformed the Russell/Nomura Small Cap(TM) Index by 4.2%.

The Portfolio

      Equity holdings represented 99.2% of the Fund's net assets at February 28, 2007. The Fund was diversified into 103 issues, of which 77 were TSE First Section stocks, 11 were TSE Second Section stocks, 12 were JASDAQ stocks and
3 were other smaller capitalization stocks, comprising 72.5%, 11.0%, 13.5% and 2.2%, respectively, of net assets on February 28, 2007. In terms of the sector allocation strategy, the overweight positions in Glass & Ceramics Products and Electric Power & Gas sectors produced the largest positive contributions. However, underweight positions in the Foods and Iron & Steel sectors had a negative impact.

      Stock attribution analysis shows some holdings in the Information & Communication sector, such as JUPITER TELECOMMUNICATIONS CO., LTD, SRA HOLDINGS, INC., and SORUN CORPORATION, contributed to the relative performance. Stock holdings from other sectors, such as WORKMAN CO., LTD, SHIMAMURA CO., LTD, and SURUGA CORPORATION, also added value during the review period. Meanwhile, some holdings such as MEIKO ELECTRONICS CO., LTD, JACCS, and KIMMON MFG. CO., LTD had a negative impact on the relative performance.

Market Review

      The Russell/Nomura Small Cap(TM) Index declined by 5.9% in local currency terms for the year ended February 28, 2007. Meanwhile, the broad Japanese stock market (TOPIX) appreciated by 5.6% in local currency terms and outperformed the smaller capitalization stocks. Unlike large capitalization stocks, small capitalization stocks failed to gain despite healthy corporate earnings announcements. Poor liquidity in small capitalization markets and subdued sentiment among retail investors could be the main reasons behind this performance differential.

      The Russell/Nomura Small Cap(TM) index declined by 8.4% in local currency terms for the six months ended August 31, 2006, underperforming the broad Japanese stock market, represented by the TOPIX index, which declined by just 1.6%.

      Amid a firm recovery in stock prices, the TOPIX posted a gain of 4.6% in March 2006 and the index climbed above the 1,700 level for the first time in more than five years. Confirmation from the Bank of Japan ("BOJ") on March 9, 2006 that it would gradually reduce the level of liquidity available to the banking sector helped to relieve some of the market uncertainty over the direction of the BOJ's policy.

      Investor sentiment began to deteriorate in mid-April, shortly after the market had reached its highest level since February 2000, and the downturn accelerated towards mid-June. After climbing more than 50% over the previous 12 months, the relatively high valuations in the Japanese small capitalization market invited further profit taking after conservative corporate earnings projections had triggered the initial decline. Meanwhile, increased risk aversion saw a global downturn in stock markets that resulted in the first full quarter of net selling by overseas investors since 2002. However, purchases by domestic investors helped to mitigate the impact of this selling pressure.

      Several external events buffeted the Japanese and other global stock markets early in July including the sudden worsening of global geopolitical risk. Mid-way through the month, the BOJ finally increased its official bank rate to 0.25% for the first time since August 2000, but the market's reaction was limited, as the news seemed to be already priced in. An upward trend in the Tokyo stock market since the middle of July extended further in August. Japanese stocks had been moving in parallel with global stock markets over these two months. Therefore, the rebound in United States stock prices on the back of the Federal Reserve's decision to suspend its monetary tightening activity had provided some support to the Japanese market. Favorable corporate earnings results for April-June quarter also helped to underpin the market.

      The Russell/Nomura Small Cap(TM) Index gained 2.7% in local currency terms for the six months ended February 28, 2007, but once again underperformed the broad Japanese stock market, as the TOPIX appreciated by 7.2%.

      Growing risk aversion seemed to induce foreign investors to cut their international equity exposures, which dragged the overall performance of the Tokyo market at the beginning of September. Despite a rebound towards the end of the month, in response to positive domestic macroeconomic figures, the market was unable to make up for the earlier losses. The appointment of Shinzo Abe as the successor to former Prime Minister Koizumi in mid-September had no impact on the market, as this outcome had already been thoroughly discounted.

      Lingering concerns over near-term macroeconomic conditions tended to weigh on the stock market, especially through mid-November when the market declined more than 7% below its recent high. Subsequently, a global rally and expectations of additional growth in Mergers and Acquisitions activity among Japanese companies helped to push stock prices higher in Tokyo. There has been an increase in net inflows by foreign investors, especially towards the end of 2006. Although the inflows came on the back of the Tokyo market's lagging performance relative to its global peers, the extra liquidity provided additional support for Japanese stocks.

      Along with signs of a possible recovery in near-term economic conditions, the favorable start to the third quarter earnings announcements and rising expectations for a near-term earnings upgrade also helped to push the market higher in January. Further inflows from foreign investors also helped to sustain the rally. Although the market experienced a sharp decline on the last trading day of February, along with most other major bourges, the steady price gains earlier helped to push the TOPIX above its previous peak recorded in April 2006. These gains were not wiped out by the month-end correction. The encouraging announcement of strong Japanese real gross domestic product data for the October-December fiscal year third quarter, together with the release of favorable earnings results for the same period, supported the overall market rally. Continuing inflows from foreign investors, which to some extent were attracted by the Japanese market's relative underperformance, also helped to underpin the small capitalization markets, with the exception of the Mothers index.

Outlook and Future Strategy

      In spite of the recent market consolidation, there has been no change to the 12-month forecast target of 1,850 for the TOPIX. In valuation terms, Japanese stocks are still trading around the mid point of what is considered to be a reasonable range. Based on expected aggregate earnings per share figures for fiscal year 2007, the market price earnings ratio valuation is around 18.

      Now that the BOJ has confirmed that it will adopt a gradual approach to normalizing interest rates, following the latest 25 basis point increase in the overnight lending rate on February 21, the Fund can expect domestic liquidity conditions to remain supportive. With no sign of Consumer Price Index data accelerating soon, the Fund believes the central bank will probably wait until after the July election for the House of Councilors, Japan's upper house of parliament, before raising interest rates again.

      Meanwhile, despite the sudden increase in market volatility that has accompanied the correction since the end of February, the Fund believes there is still plenty of support from fundamentals both globally and domestically. The overall framework for Japan's underlying economic conditions remains robust. The continuing recovery in the Organization for Economic Cooperation and Development ("OECD") leading indicator points to a likely recovery in the export sector, while lower energy prices and continuing labor market tightening should help to underpin domestic market conditions. Looking more widely, global fundamentals appear generally supportive too. Data releases from the United States that exacerbated the recent market correction were themselves notoriously volatile, including home sales and business activity indicators.

      Although underlying conditions, such as economic growth, inflation, and corporate earnings are expected to remain generally supportive globally, the Fund believes the recent market sell off and rise in volatility will have an impact on investors' risk tolerance and therefore market trends globally. Eventual net impact on the Japanese market is unclear, given that a reduction in fund inflows from overseas could be balanced by the retention of domestic liquidity within the Japanese markets, as local investors start to shy away from currency risk. The result could therefore be a period of return reversal in the Japanese stock market, even though this scenario would only emerge if the higher Japanese yen-United States dollar rate does not result in a significant squeeze on the corporate earnings growth rate.

      Stock selection opportunities are now more plentiful as long-running trends begin to unwind and volatility increases. The Fund will consider this investment environment when making stock selection decisions, and in maintaining the emphasis on stocks that can demonstrate relatively steady earnings growth, but have remained under-valued so far.

      We appreciate your continuing support of your Fund.

                                                        Sincerely,

                                                        /s/ Hiroshi Terasaki

                                                        Hiroshi Terasaki
                                                        President

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                                  BENCHMARK

      The Russell/Nomura Small Cap(TM) Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market(TM) Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market(TM) Index. Currently, there are 1,300 securities in the Russell/Nomura Small Cap(TM) Index.

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


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                       SHAREHOLDERS ACCOUNT INFORMATION

      Shareholders whose accounts are held in their own name may contact the Fund's registrar, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

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                                 PROXY VOTING

      A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.

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              AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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                              FUND CERTIFICATION

      In January 2007, the Fund filed its Chief Executive Officer
Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

      The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

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                               INTERNET WEBSITE

      Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

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


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                      FUND HIGHLIGHTS--FEBRUARY 28, 2007

KEY STATISTICS
    Net Assets..................................................................              $250,603,740
    Net Asset Value per Share...................................................                    $11.80
    Closing NYSE Market Price...................................................                    $12.98
    Percentage Change in Net Asset Value per Share*+............................                     (12.1%)
    Percentage Change in NYSE Market Price*+....................................                      (6.4%)

MARKET INDICES
    Percentage change in market indices:*                                                     YEN             U.S.$
                                                                                              ---             ------
    Russell/Nomura Small Cap(TM) Index .........................................             (5.9%)          (7.9%)
    TOPIX ......................................................................              5.6%            3.3%
    Nikkei Average .............................................................              8.6%            6.3%

    *From March 1, 2006 through February 28, 2007.
    +Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gain distributions and capital share transactions.

ASSET ALLOCATION
    Japanese Equities
      TSE First Section Stocks..................................................                      72.5%
      TSE Second Section Stocks.................................................                      11.0
      JASDAQ Stocks.............................................................                      13.5
      Other Smaller Capitalization Stocks.......................................                       2.2
    Cash and Cash Equivalents...................................................                       0.5
                                                                                                     ------
      Total Investments.........................................................                      99.7
    Other Assets less Liabilities, Net..........................................                       0.3
                                                                                                     ------
      Net Assets................................................................                     100.0%
                                                                                                     ======

INDUSTRY DIVERSIFICATION
                                                   % of                                                               % of
                                                Net Assets                                                         Net Assets
                                                ----------                                                         ----------
Miscellaneous Manufacturing.................       13.9          Information and Software.......................       4.8
Services....................................       12.2          Wholesale......................................       3.4
Machinery and Machine Tools.................       10.7          Telecommunications.............................       2.7
Retail......................................        8.3          Electric.......................................       2.3
Real Estate and Warehouse...................        8.0          Food Manufacturing.............................       1.9
Chemicals and Pharmaceuticals...............        7.8          Textiles and Apparel...........................       1.8
Automotive Equipment and Parts..............        6.6          Transportation.................................       1.4
Electronics.................................        6.0          Restaurants....................................       0.8
Banks and Finance...........................        5.9          Oil and Gas....................................       0.7

                                     TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
                                                                                                  Market           % of
                                                                                                  Value         Net Assets
Security                                                                                          -----         ----------
Nichias Corporation...................................................................        $8,099,810            3.2
Jupiter Telecommunications Co., Ltd...................................................         6,709,054            2.7
Suruga Corporation....................................................................         6,128,671            2.5
Shimamura Co., Ltd....................................................................         5,648,139            2.3
Tokai Rubber Industries...............................................................         5,631,544            2.3
Hisamitsu Pharmaceutical Co., Inc.....................................................         5,567,927            2.2
Mani, Inc.............................................................................         5,056,784            2.0
Futaba Industrial Co., Ltd............................................................         4,872,871            1.9
Sorun Corporation.....................................................................         4,828,104            1.9
SRA Holdings, Inc.....................................................................         4,812,464            1.9

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

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           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the "Fund"), including the schedule of investments, as of February 28, 2007, and the related statements of operations, changes in net assets for each of the three years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights for the year then ended are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended February 29, 2004 were audited by other auditors whose report, dated April 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                            Ernst & Young LLP
New York, New York
April 11, 2007
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
                                           SCHEDULE OF INVESTMENTS*

                                               FEBRUARY 28, 2007
                                                                                                     % of
                                                                                        Market        Net
                                                       Shares          Cost             Value        Assets
                                                       ------          ----             -----        ------
EQUITY SECURITIES

Automotive Equipment and Parts
Eagle Industry Co., Ltd...........................    184,000       $ 1,795,601      $ 1,998,225        0.8
  Valves and mechanical seals
Futaba Industrial Co., Ltd........................    204,100         4,606,017        4,872,871        1.9
  Exhaust system parts
Nittan Valve Co., Ltd.............................    344,200         2,944,938        3,543,086        1.4
  Engine valves
Sanoh Industrial Co., Ltd.........................     97,800           972,927          643,046        0.3
  Tubes, wires and electrical products
Showa Corporation.................................     75,000         1,270,342        1,201,775        0.4
  Hydraulic products


                                       See notes to financial statements


                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                      SCHEDULE OF INVESTMENTS*--Continued

                                               FEBRUARY 28, 2007


                                                                                                       % of
                                                                                       Market           Net
                                                       Shares          Cost             Value        Assets
                                                       ------          ----             -----        ------
Teikoku Piston Ring Co., Ltd......................    120,300     $   1,160,223    $   1,123,444        0.5
  Piston rings and cylinder liners
Tokai Rika Co., Ltd...............................    130,800         3,228,606        3,211,274        1.3
                                                                  -------------    -------------    -------
  Electronic parts
Total Automotive Equipment and Parts..............                   15,978,654       16,593,721        6.6
                                                                  -------------    -------------    -------

Banks and Finance
Aizawa Securities Co., Ltd........................    130,600         1,451,751        1,153,408        0.5
  Financial services
Asset Managers Co., Ltd...........................      1,290         3,389,590        2,518,403        1.0
  Real estate investment services
Iwai Securities Co., Ltd..........................    176,300         4,494,874        3,322,620        1.3
  Financial services
Kansai Urban Banking Corp.........................  1,019,000         4,269,366        4,547,070        1.8
  General banking services
Kenedix, Inc......................................        259         1,215,507        1,365,865        0.5
  Real estate investment services
Sapporo Hokuyo Holdings, Inc......................        180         1,722,068        1,871,118        0.8
                                                                  -------------    -------------    -------
  General banking services
Total Banks and Finance...........................                   16,543,156       14,778,484        5.9
                                                                  -------------    -------------    -------

Chemicals and Pharmaceuticals
Denki Kagaku Kogyo K K............................    440,000         1,848,740        1,989,436        0.8
  Chemical manufacturer
Hisamitsu Pharmaceutical Co., Ltd.................    182,500         5,080,131        5,567,927        2.2
  Salonpas brand pharmaceuticals
Koatsu Gas Kogyo Co., Ltd.........................    218,000         1,223,320        1,385,472        0.6
  High-pressured gases and chemicals
Nissan Chemical Industries........................    279,000         3,371,675        3,576,953        1.4
  Chemical producer
Sakata Inx Corp...................................    225,000         1,250,837        1,237,904        0.5
  Printing inks
Taiyo Ink MFG Co., Ltd............................     65,900         3,511,193        3,764,919        1.5
  Resist inks for printed circuit boards
Towa Pharmaceutical Co., Ltd......................     55,600         1,680,220        2,001,741        0.8
                                                                  -------------    -------------    -------
  Generic medicine
Total Chemicals and Pharmaceuticals...............                   17,966,116       19,524,352        7.8
                                                                  -------------    -------------    -------

Electric
Mirai Industry Co., Ltd.+.........................    271,100         2,597,495        3,665,836        1.5
  Plastic molded electric materials


                                      See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                                      SCHEDULE OF INVESTMENTS*--Continued
                                               FEBRUARY 28, 2007

                                                                                                       % of
                                                                                       Market           Net
                                                       Shares          Cost             Value        Assets
                                                       ------          ----             -----        ------
SMK Corporation ..................................    301,000     $   2,068,352    $   1,966,389        0.8
                                                                  -------------    -------------    -------
  Switches and connectors
Total Electric ...................................                    4,665,847        5,632,225        2.3
                                                                  -------------    -------------    -------

Electronics
Daishinku Corp. ..................................    314,000         1,867,848        2,120,313        0.9
  Monolithic crystal filters
Iriso Electronics Co., Ltd. ......................     90,100         2,719,344        2,946,858        1.2
  Electronic connectors
Jeol Ltd. ........................................    199,000         1,221,492        1,256,311        0.5
  Electronic optics instruments
Macnica, Inc. ....................................     58,600         1,864,346        1,842,316        0.7
  Semiconductors
Meiko Electronics Co., Ltd. ......................    115,700         4,935,073        4,761,961        1.9
  Printed circuit boards
Shinko Shoji Co., Ltd. ...........................     21,700           318,642          319,287        0.1
  Integrated circuits
Tokyo Seimitsu Co., Ltd. .........................     17,400           839,810          655,855        0.2
  Semiconductors
Tomen Devices Corporation ........................     59,600         1,243,523        1,211,392        0.5
                                                                  -------------    -------------    -------
  Semiconductors
Total Electronics ................................                   15,010,078       15,114,293        6.0
                                                                  -------------    -------------    -------

Food Manufacturing
DyDo Drinco, Inc. ................................     27,700         1,065,487        1,123,685        0.4
  Coffee, green tea & other beverages
Ozeki Co., Ltd. ..................................    120,600         3,535,682        3,383,833        1.4
  Supermarket chain
Sansei Foods Co., Ltd. ...........................     23,100           516,847          343,596        0.1
                                                                  -------------    -------------    -------
  Candy products
Total Food Manufacturing .........................                    5,118,016        4,851,114        1.9
                                                                  -------------    -------------    -------

Information and Software
Daiwabo Information System Co., Ltd. .............     92,500         1,298,565        1,282,062        0.5
  Information systems and software
Hitachi Information Systems ......................     49,800         1,022,430        1,064,813        0.4
  Software data processing
Jastec Co., Ltd. .................................     13,200           155,604          122,378        0.1
  Applications software
Sorun Corporation ................................    544,600         4,207,445        4,828,104        1.9
  Computer software development


                                       See notes to financial statements

                                   JAPAN SMALLER CAPITALIZATION FUND, INC.
                                     SCHEDULE OF INVESTMENTS*--Continued
                                              FEBRUARY 28, 2007

                                                                                                       % of
                                                                                       Market           Net
                                                       Shares          Cost             Value        Assets
                                                       ------          ----             -----        ------
SRA Holdings, Inc.+ ..............................    289,200     $   3,699,593    $   4,812,464        1.9
                                                                  -------------    -------------    -------
  Business application software
Total Information and Software ...................                   10,383,637       12,109,821        4.8
                                                                  -------------    -------------    -------

Machinery and Machine Tools
Disco Corporation ................................     71,900         4,566,437        4,332,533        1.7
  Cutting and grinding industrial machinery
Hitachi Construction Machinery Co., Ltd. .........     88,100         2,239,298        2,524,057        1.0
  Construction machinery
Kato Works Co., Ltd. .............................    331,000         1,357,892        1,656,049        0.7
  Construction and industrial machinery
Makino Milling Machine Co., Ltd. .................    175,000         2,115,266        2,209,592        0.9
  Industrial machinery
Nippei Toyama Corp. ..............................    109,000         1,164,009        1,197,549        0.5
  Industrial machinery
NS Tool Co., Ltd. ................................      7,300           390,403          323,279        0.1
  Industrial cutting tools
O-M Ltd. .........................................    194,000           962,076          990,288        0.4
  Automation packaging equipment
Sanyo Denki Co., Ltd. ............................    267,000         2,034,212        2,064,695        0.8
  Small precision motors
Senshu Electric Co., Ltd. ........................     61,500         1,435,159        1,473,505        0.6
  Electric wire and cables
Yamatake Corp. ...................................    186,500         4,494,125        4,507,839        1.8
  Industrial automation equipment
Yokohama Rubber Co., Ltd. ........................    681,000         4,046,065        4,218,660        1.7
  Rubber products
Yuken Kogyo Co., Ltd. ............................    362,000         1,227,407        1,275,757        0.5
                                                                  -------------    -------------    -------
  Hydraulic equipment
Total Machinery and Machine Tools ................                   26,032,349       26,773,803       10.7
                                                                  -------------    -------------    -------

Miscellaneous Manufacturing
Dainichi Co., Ltd. ...............................     87,800           827,223          723,473        0.3
  Oil heating equipment
Dowa Holdings Co., Ltd. ..........................    346,000         3,392,928        3,576,235        1.4
  Various metal-related products
Kinki Sharyo Co., Ltd. ...........................    480,000         2,193,043        1,967,463        0.8
  Passenger trains
Mani, Inc. .......................................     69,900         1,859,424        5,056,784        2.0
  Medical goods and equipment
Milbon Co., Ltd. .................................     24,400           876,078          746,486        0.3
  Hair care products for beauty salons


                                      See notes to financial statements

                                   JAPAN SMALLER CAPITALIZATION FUND, INC.
                                     SCHEDULE OF INVESTMENTS*--Continued
                                              FEBRUARY 28, 2007

                                                                                                       % of
                                                                                       Market           Net
                                                       Shares          Cost             Value        Assets
                                                       ------          ----             -----        ------
Mitsubishi Pencil Co., Ltd. ......................     61,100      $    808,685     $    952,711        0.4
  Writing instruments
Nichias Corporation ..............................    926,000         5,849,438        8,099,810        3.2
  Building and construction materials
Nichiha Corporation ..............................     57,200         1,020,232          832,432        0.3
  Ceramic exterior walls and fiber boards
Sanyo Special Steel Co., Ltd. ....................    187,000         1,231,797        1,447,640        0.6
  Specialty steel products
Seiko Corp. ......................................    197,000         1,562,240        1,280,313        0.5
  Medical and commercial equipment
Sumitomo Osaka Cement Co., Ltd. ..................    358,000         1,205,825        1,170,894        0.5
  Cement
Tokai Rubber Industries ..........................    295,500         4,562,775        5,631,544        2.3
  Rubber and plastic products
Toppan Forms Co., Ltd. ...........................    246,000         3,412,376        3,264,061        1.3
                                                                  -------------    -------------    -------
  Commercial printing
Total Miscellaneous Manufacturing ................                   28,802,064       34,749,846       13.9
                                                                  -------------    -------------    -------


Oil and Gas
Shizuoka Gas Co., Ltd. ...........................    240,500         1,976,536        1,798,796        0.7
                                                                  -------------    -------------    -------
  Natural gas supplier


Real Estate and Warehouse
Daibiru Corporation ..............................    297,700         2,684,207        4,158,868        1.7
  Leases office buildings, apartments and hotels
First Juken Co., Ltd. ............................    105,200         1,047,003        1,055,334        0.4
  Residential buildings
Haseko Corporation+ ..............................  1,073,500         3,824,705        4,127,974        1.6
  Institutional buildings
Mitsui Home Co., Ltd. ............................     15,000           119,453          100,401        0.1
  Residential housing
Noel Co., Ltd. ...................................      1,064         2,626,473        2,310,991        0.9
  Maintains real estate property
Sanyo Housing Nagoya Co., Ltd. ...................        476           680,318          659,742        0.2
  Interior and exterior design
Suruga Corporation ...............................     82,500         5,558,139        6,128,671        2.5
  Multi-unit commercial and residential building
Takara Leben Co., Ltd. ...........................    101,300         1,593,152        1,491,355        0.6
                                                                  -------------    -------------    -------
  Condominiums
Total Real Estate and Warehouse ..................                   18,133,450       20,033,336        8.0
                                                                  -------------    -------------    -------


                                      See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                                      SCHEDULE OF INVESTMENTS*--Continued
                                               FEBRUARY 28, 2007


                                                                                                       % of
                                                                                       Market           Net
                                                       Shares          Cost             Value        Assets
                                                       ------          ----             -----        ------
Restaurants
Hiday Hidaka Corp. ...............................    211,100     $   1,876,141    $   2,065,952        0.8
                                                                  -------------    -------------    -------
  Chinese restaurant chain

Retail
Arc Land Sakamoto Co., Ltd. ......................     38,000           638,263          569,076        0.2
  Operates home centers
Felissimo Corporation ............................     60,200         1,750,732        1,577,181        0.6
  Catalog shopping
IK Co., Ltd. .....................................        799         1,066,060        1,053,404        0.4
  Used motorcycles dealer
Isetan Co., Ltd. .................................     13,500           233,882          246,440        0.1
  Department stores
Ryohin Keikaku Co., Ltd. .........................     65,900         4,795,713        4,511,219        1.8
  Knitwear, food and household items
Seijo Corporation ................................     56,800         1,305,866        1,351,295        0.5
  Drug chain stores
Shimamura Co., Ltd. ..............................     49,800         4,811,195        5,648,139        2.3
  Clothing chain
Takashimaya Co., Ltd. ............................     18,000           235,867          236,096        0.1
  Department stores
Village Vanguard Co., Ltd. .......................        479         2,596,364        2,586,782        1.0
  Books, music, videos and office supplies
Yaoko Co., Ltd. ..................................    118,800         2,758,864        3,112,445        1.3
                                                                  -------------    -------------    -------
  Supermarkets
Total Retail .....................................                   20,192,806       20,892,077        8.3
                                                                  -------------    -------------    -------

Services
Aeon Delight Co., Ltd. ...........................    172,500         3,874,684        4,519,332        1.8
  Building management
Chintai Corporation ..............................      4,002         3,280,253        2,678,710        1.1
  Real estate information magazines
DTS Corporation ..................................    125,800         4,364,217        4,305,853        1.7
  System and network engineering
Human Holdings Co., Ltd. .........................        485           810,302          413,987        0.2
  Exam preparation classes
Meiko Network Japan Co., Ltd. ....................    582,200         3,264,355        2,981,730        1.2
  Private schools and academic tutoring
Relocation Holdings Inc. .........................     85,200         1,611,077        1,972,939        0.8
  Housing maintenance
Resorttrust, Inc. ................................    113,500         3,163,163        3,165,434        1.3
  Timeshare resort hotels


                                       See notes to financial statements


                                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                                      SCHEDULE OF INVESTMENTS*--Continued
                                               FEBRUARY 28, 2007

                                                                                                       % of
                                                                                       Market           Net
                                                       Shares          Cost             Value        Assets
                                                       ------          ----             -----        ------
Septeni Holdings Co., Ltd. .......................      1,060     $   1,314,164    $   1,128,756        0.4
  Operations manager
Tempstaff Co., Ltd. ..............................      3,361         5,250,039        4,800,414        1.9
  Employment and outsourcing
Yahagi Construction Co., Ltd. ....................    526,000         3,108,667        2,573,877        1.0
  General contractor
Yusen Air & Sea Service Co., Ltd. ................     87,200         1,962,522        2,074,524        0.8
                                                                  -------------    -------------    -------
  Domestic and international air freight forwarding
Total Services ...................................                   32,003,443       30,615,556       12.2
                                                                  -------------    -------------    -------

Telecommunications
Jupiter Telecommunications Co., Ltd.+ ............      8,084         6,153,040        6,709,054        2.7
                                                                  -------------    -------------    -------
  Cable television broadcasting

Textiles and Apparel
Workman Co., Ltd. ................................     90,900         1,968,253        4,448,012        1.8
                                                                  -------------    -------------    -------
  Uniforms

Transportation
Alps Logistics Co., Ltd. .........................    108,100         1,173,720        1,927,665        0.8
  Trucking
Iino Kaiun Kaisha, Ltd. ..........................    131,800         1,182,903        1,500,398        0.6
                                                                  -------------    -------------    -------
  Oil tankers
Total Transportation .............................                    2,356,623        3,428,063        1.4
                                                                  -------------    -------------    -------

Wholesale
Hitachi High-Technologies  Corporation ...........     97,700         2,508,623        2,733,040        1.1
  Computers and electrical devices
Impact 21 Co., Ltd. ..............................      8,600           157,308          151,904        0.1
  Ladies apparel
Kondotec, Inc. ...................................    244,500         1,949,575        2,056,011        0.8
  Construction materials
Nagase & Co., Ltd. ...............................    129,000         1,620,580        1,704,010        0.6
  Dyestuff
Ryoden Trading Co., Ltd. .........................    230,000         1,723,040        1,906,867        0.8
                                                                  -------------    -------------    -------
  Electronic components
Total Wholesale ..................................                    7,959,126        8,551,832        3.4
                                                                  -------------    -------------    -------
TOTAL INVESTMENTS IN EQUITY SECURITIES ...........                $ 233,119,335    $ 248,670,337       99.2
                                                                  -------------    -------------    -------


                                       See notes to financial statements


                                    JAPAN SMALLER CAPITALIZATION FUND, INC.
                                      SCHEDULE OF INVESTMENTS*--Continued
                                               FEBRUARY 28, 2007


                                                                                                              % of
                                                         Principal                               Market        Net
                                                            Amount                Cost            Value     Assets
INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
  Non-interest bearing account ...................  JPY129,281,296      $    1,081,235  $     1,092,595        0.5
                                                                        --------------  ---------------     ------
TOTAL INVESTMENTS IN FOREIGN CURRENCY ............                      $    1,081,235  $     1,092,595        0.5
                                                                        --------------  ---------------     ------
TOTAL INVESTMENTS ................................                      $  234,200,570  $   249,762,932       99.7
                                                                        --------------  ---------------     ------
OTHER ASSETS LESS LIABILITIES, NET ...............                                              840,808        0.3
                                                                                        ---------------     ------
NET ASSETS .......................................                                      $   250,603,740      100.0
                                                                                        ===============     ======


* The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
+ Non-income producing security.



                    Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2007.

                                 Japanese Yen       JPY      (Y) 118.33 = $1.00













                                       See notes to financial statements

                                   JAPAN SMALLER CAPITALIZATION FUND, INC.
                                     STATEMENT OF ASSETS AND LIABILITIES
                                              FEBRUARY 28, 2007


ASSETS:
        Investments in securities, at market value (cost--$233,119,335) ......................       $248,670,337
        Investments in foreign currency, at market value (cost--$1,081,235) ..................          1,092,595
        Receivable for investments sold ......................................................          2,532,451
        Receivable for dividends and interest, net of withholding taxes ......................            304,919
        Prepaid expenses .....................................................................             52,454
        Cash or cash equivalents .............................................................          1,024,388
                                                                                                     ------------
                Total Assets .................................................................        253,677,144
                                                                                                     ------------

LIABILITIES:
        Payable for investments purchased ....................................................          2,638,203
        Accrued management fee ...............................................................            176,278
        Other accrued expenses ...............................................................            258,923
                                                                                                     ------------
                Total Liabilities ............................................................          3,073,404
                                                                                                     ------------

NET ASSETS:
        Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized
           100,000,000, par value $0.10 each) ................................................          2,124,217
        Paid-in capital ......................................................................        236,685,938
        Accumulated net realized loss on investments and foreign currency transactions .......         (3,706,092)
        Unrealized net appreciation on investments and foreign exchange ......................         15,582,503
        Distribution in excess of net investment income ......................................            (82,826)
                                                                                                     ------------
                Net Assets ...................................................................       $250,603,740
                                                                                                     ------------
        Net asset value per share ............................................................             $11.80
                                                                                                           ======









                                      See notes to financial statements

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.
                                                       STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED FEBRUARY 28, 2007

INCOME:

Dividend income (net of $232,298 of withholding taxes) .......................................         $3,086,248
Interest income ..............................................................................             88,873
                                                                                                        ---------
Total Income .................................................................................                          $3,175,121
                                                                                                                      ------------


EXPENSES:
Management fees ..............................................................................          2,552,606
Custodian fees ...............................................................................            377,900
Legal fees ...................................................................................            225,340
Annual meeting expenses ......................................................................            159,245
Directors' fees and expenses .................................................................            149,875
Auditing and tax reporting fees ..............................................................             87,125
Shareholder reports ..........................................................................             65,207
Insurance ....................................................................................             41,870
Registration fees ............................................................................             25,618
Miscellaneous fees ...........................................................................             14,121
Transfer agency fees .........................................................................             12,910
                                                                                                        ---------
      Total Expenses .........................................................................                           3,711,817
                                                                                                                      ------------
INVESTMENT LOSS--NET .........................................................................                            (536,696)
                                                                                                                      ------------


REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments .............................................................                          13,228,041
Net realized loss on foreign exchange ........................................................                            (109,655)
                                                                                                                      ------------
Net realized gain on investments and foreign exchange ........................................                          13,118,386
Change in net unrealized appreciation (depreciation) on translation of foreign currency
  and other assets and liabilities denominated in foreign currency ...........................                             920,522
Change in net unrealized appreciation (depreciation) on investments ..........................                         (51,229,571)
                                                                                                                      ------------
Net realized and unrealized loss on investments and foreign exchange .........................                         (37,190,663)
                                                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................                        ($37,727,359)
                                                                                                                      ============






                                                 See notes to financial statements


                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                 STATEMENT OF CHANGES IN NET ASSETS


                                                                                                For the Year Ended
                                                                                      February 28, 2007     February 28, 2006
                                                                                      -----------------     -----------------

FROM INVESTMENT ACTIVITIES:
        Net investment loss ........................................................    $   (536,696)        $    (830,270)
        Net realized gain on investments ...........................................      13,228,041            36,025,536
        Net realized gain (loss) on foreign exchange ...............................        (109,655)              104,916
        Change in net unrealized appreciation (depreciation) on investments
          and foreign exchange .....................................................     (50,309,049)           32,590,786
                                                                                        -------------        --------------
        Increase (decrease) in net assets derived from investment activities
          and net increase (decrease) in net assets ................................     (37,727,359)           67,890,968
                                                                                        -------------        --------------

FROM CAPITAL SHARE TRANSACTIONS:
        Reinvestment of 113,658 shares .............................................       1,432,387                    --
        Net asset value of shares issued to shareholders on rights offering ........              --            70,416,485
                                                                                        -------------        --------------
        Increase in net assets derived from capital share transactions .............       1,432,387            70,416,485
                                                                                        -------------        --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
        From net capital gains .....................................................     (35,126,187)                   --
                                                                                        -------------        --------------
        Decrease in net assets .....................................................     (35,126,187)                   --
                                                                                        -------------        --------------

NET ASSETS:
        Beginning of year ..........................................................     322,024,899            183,717,446
                                                                                        -------------        --------------
        End of year ................................................................    $250,603,740           $322,024,899
                                                                                        =============        ==============










                                                 See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               FEBRUARY 28, 2007

1. Significant Accounting Policies

      Japan Smaller Capitalization Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

      The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

      (a) Valuation of Securities--Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions -- Transactions denominated in Yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at February 28, 2007 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

      (c) Security Transactions, Investment Income and Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in first out basis.

      Distributions from net investment income and net realized gains are determined in accordance

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL

with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

      (d) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (7% effective 1/1/04 to 3/31/08) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

      At February 28, 2007 the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other
  loss deferrals                                                ($3,661,505)
Unrealized appreciation on
  investments                                                    15,455,090
                                                                ------------
Total accumulated earnings                                      $11,793,585

      The tax character of distributions paid during the fiscal years ended February 28, 2007 and February 28, 2006 were as follows:

                                               February-07       February-06
Ordinary Income                                $ 1,127,165            --
Capital Gains                                  $33,999,022            --

      In accordance with U.S. Treasury regulations, the Fund has elected to defer $3,578,679 and $82,826 of net realized capital and currency losses, respectively, arising after October 31, 2006. Such losses are treated for tax purposes as arising on March 1, 2007.

      (e) Capital Account Reclassification -- For the year ended February 28, 2007, the Fund's accumulated net investment loss was decreased by $453,870, the accumulated net realized loss was decreased by $360,758 and paid in capital was decreased by $814,628. These differences were primarily due to the result of the reclassification of foreign currency gains, taxable overdistributions and the net operating losses.

      (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      (g) Concentration of Risk -- A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

be exposed to currency devaluation and other exchange rate fluctuations.

      (h) Indemnifications--Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

      Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the Investment Adviser"), to act as investment adviser for the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, ..90% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund's average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund's average weekly net assets in excess of $250 million but not exceeding $325 million, ..60% of the Fund's average weekly net assets in excess of $325 million, but not exceeding $425 million and .50% of the Fund's average weekly net assets in excess of $425 million. Under the Management Agreement, the Fund accrued fees to the Manager of $2,552,606 for the year ended February 28, 2007. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $1,314,248 for the year ended February 28, 2007. At February 28, 2007, the fee payable to the Manager, by the Fund, was $176,278.

      Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager's indirect parent) earned no commissions on the execution of portfolio security transactions for the year ended February 28, 2007. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. Barker who had been designated by the Directors not affiliated with the Manager to serve as Lead Director, is paid an additional annual fee of $5,000. Such fees and expenses for unaffiliated Directors aggregated $149,875 for the year ended February 28, 2007.

3. Purchases and Sales of Investments

      Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2007 were $240,575,172 and $274,958,093, respectively.

      As of February 28, 2007, net unrealized appreciation on investments, exclusive of investments in

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

foreign currency for Federal income tax purposes was $15,423,589 of which $24,229,999 related to appreciated securities and $8,806,410 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $1,081,235, at February 28, 2007 for Federal income tax purposes was $233,246,748.

4. Rights Offering

      The Fund issued to its shareholders of record as of the close of business on November 21, 2005 transferable Rights to subscribe for up to an aggregate of 5,282,128 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). During December 2005, the Fund issued a total of 5,282,128 shares of Common Stock on exercise of such Rights at the subscription price of $13.98 per share, compared to a net asset value per share of $15.09 and a market value per share of $15.51. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5. Recent Accounting Pronouncements

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

      On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the year.


                                                                                  For the Year Ended
                                                      --------------------------------------------------------------------
                                                                   February 28,                February 29,   February 28,
                                                      ----------------------------------       -----------    ------------
                                                         2007         2006          2005          2004            2003
                                                         ----         ----          ----          ----            ----
Net asset value, beginning of year .................   $15.24        $11.59         $9.40         $5.74          $5.86
                                                     ---------     ---------     ---------     ---------       --------
  Net investment loss@ .............................    (0.03)        (0.05)        (0.06)        (0.03)         (0.05)
  Net realized and unrealized gain (loss)
    on investments and foreign currency ............    (1.75)         4.14          2.25          3.69          (0.07)
                                                     ---------     ---------     ---------     ---------       --------
  Total from investment operations .................    (1.78)         4.09          2.19          3.66          (0.12)
Distributions from net capital gains ...............    (1.66)         0.00          0.00          0.00           0.00
Fund Share Transactions
Dilutive effect of Rights Offering* ................       --         (0.22)           --            --             --
  Offering costs charged to paid-in capital in
    excess of par ..................................       --         (0.22)           --            --             --
                                                     ---------     ---------     ---------     ---------       --------
Total Fund share transactions ......................       --         (0.44)           --            --             --
                                                     ---------     ---------     ---------     ---------       --------
Net asset value, end of year .......................   $11.80        $15.24        $11.59         $9.40          $5.74
                                                     =========     =========     =========     =========       ========
Market value, end of year ..........................   $12.98        $15.75        $12.20        $10.79          $6.38
Total investment return+ ...........................     (6.4%)        29.1%         13.1%         69.1%          15.4%
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000) ............... $250,604      $322,025      $183,717      $149,012        $90,930
  Operating expenses ...............................     1.32%         1.32%         1.54%         1.47%          1.63%
  Net investment loss ..............................    (0.19%)       (0.37%)       (0.57%)       (0.41%)        (0.75%)
  Portfolio turnover ...............................       86%           81%           86%           28%            28%

+Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
@ Based on average shares outstanding.
*Decrease is due to the Rights Offering (see note 4).

                    JAPAN SMALLER CAPITALIZATION FUND, INC.
               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

      The 2006 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on November 17, 2006 and then adjourned to December 13, 2006. The purpose of the meeting was (1) to elect two Class III Directors each to serve for a term to expire in 2009, (2) to amend the fundamental investment restrictions of the Fund to permit the Fund to lend its portfolio securities; and (3) to transact such other business as may properly come before the Meeting or any adjournment thereof.

      At the meeting, Rodney A. Buck and David B. Chemidlin received a majority of the votes cast for the election of directors. Accordingly, they were elected to new three-year terms. The proposal to amend the fundamental investment restrictions of the Fund also received a majority of the votes cast. The results of the voting at the Annual Meeting were as follows:

1. To elect the Fund's Class III Directors:

                                                        % of                                       % of
                                    Shares Voted     Outstanding         Shares Voted          Outstanding
                                         For           Shares         Withhold Authority         Shares
                                    ------------     -----------      ------------------       -----------
Rodney A. Buck..................     12,502,518          59.0               920,820                4.3
David B. Chemidlin..............     12,482,971          58.9               940,367                4.4

2. Amendment of a fundamental investment restriction:

                       % of                             % of                                       % of
   Shares Voted     Outstanding     Shares Voted     Outstanding         Shares Voted          Outstanding
        For            Shares          Agains          Shares              Absentee              Shares
   ------------     -----------     ------------     -----------      ------------------       -----------
     9,099,623         43.0           1,739,593          8.2                470,742                2.2

INTERESTED DIRECTOR

Biographical and other information relating to a Director who is an "interested person," as defined in the Investment Company Act of 1940 ("1940 Act"), of the Fund is set out below.

                                                                                                                      Other
                                           Term of                                                Number of          Public
                            Position(s)   Office and                                            Funds in the      Directorships
                             Held with    Length of           Principal Occupation(s)           Fund Complex      Held by the
Name, Address and Age        the Fund     Time Served         During Past Five Years              Overseen**        Director
--------------------------  -----------  -------------  -------------------------------------  ---------------  -----------------
Hiroshi Terasaki (51)*       Class II      President      President of NAM-U.S.A. since 2005;    2 registered        None
c/o Nomura Asset             Director      since          Managing Director and Chief            investment
Management U.S.A. Inc.                     August         Executive Officer, Nomura Asset        companies
("NAM-U.S.A.")                             2005 and       Management U.K. Limited from 2003      consisting of
Two World Financial                        Director       to 2005; General Manager, Fixed        2 portfolios
Center, Building B                         since June     Income Investment Department of
New York,                                  2005           Nomura Asset Management, Ltd.
New York 10281                                            ("NAM") from 2000 to 2003.


-----------------
* Mr. Terasaki is an "interested person," as defined in the 1940 Act, of the Fund based on his positions with NAM and its affiliates. Mr. Terasaki is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.
** In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc.

                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

INDEPENDENT DIRECTORS

                                                                                                  Number of
                                          Term of                                               Funds in Fund          Other
                            Position(s)  Office and                                                Complex*        Directorships
                             Held with    Length of            Principal Occupation(s)           Overseen by          Held by
Name, Address and Age        the Fund    Time Served           During Past Five Years              Director          Director
--------------------------  -----------  -------------  -------------------------------------  ---------------  -----------------
William G. Barker, Jr.       Class I      Director      Retired.                                2 registered          None
(74)                         Director     since 1993                                            investment
111 Parsonage Road                                                                              companies
Greenwich,                                                                                      consisting of
Connecticut 06830                                                                               2 portfolios

Rodney A. Buck (58)          Class III    Director      Owner, Buck Capital Manage-             2 registered          None
1857 West County Road        Director     since 2006    ment (private investment man-           investment
Caalais, VT 05648                                       agement firm) since 2005; Execu-        companies
                                                        tive Vice President and Chief           consisting of
                                                        Investment Officer, National Life       2 portfolios
                                                        Group (insurance holding com-
                                                        pany) from 2000 to 2005; Chief
                                                        Executive Officer, Sentinel Advi-
                                                        sors Company (investment advi-
                                                        sor) from 1996 to 2005.

David B. Chemidlin (49)      Class III    Director      Corporate Controller, Advance           2 registered          None
67 Glen Eagle Drive          Director     since 2006    Magazine Publishers, Inc. (d/b/a        investment
Watchung, NJ 07060                                      Conde Nast) since 1995.                 companies
                                                                                                consisting of
                                                                                                2 portfolios

Chor Weng Tan (70)           Class II     Director      Retired since 2004; Managing            2 registered          None
6245 Paseo Privado           Director     since 1990    Director for Education, the Ameri-      investment
Carlsbad,                                               can Society of Mechanical               companies
California 92009                                        Engineers from 1991 to 2004.            consisting of
                                                                                                2 portfolios

                             Class I      Director                                              2 registered          None
John F. Wallace (78)         Director     since 1990    Retired since 2000; Vice Presi-         investment
17 Rhoda Street                                         dent of the Fund from 1997 to           companies
West Hempstead,                                         2000 and Secretary and Treasurer        consisting of
New York 11552                                          of the Fund from 1990 to 1997;          2 portfolios
                                                        Senior Vice President of NAM-
                                                        U.S.A. from 1981 to 2000,
                                                        Secretary from 1976 to 2000,
                                                        Treasurer from 1984 to 2000 and
                                                        Director from 1986 to 2000.


*In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc.

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act and are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Buck, Chemidlin, Tan, and Wallace are members of these Committees. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended February 28, 2007, the Board of Directors held twelve meetings, the Audit Committee held two meetings and the Nominating Committee held two meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:


Name, Address* and          Position(s) Held     Term of Office** and                 Principal Occupation(s)
 Age of Officers             with the Fund       Length of Time Served                During Past Five Years
 ---------------             -------------       ---------------------                ----------------------
Hiroshi Terasaki (51)       President and        President since 2005       President of NAM-U.S.A. since 2005. Managing
                            Class II Director                               Director and Chief Executive Officer, Nomura As-
                                                                            set Management U.K. Limited from 2003 to 2005;
                                                                            General Manager, Fixed Income Investment De-
                                                                            partment of the NAM from 2000 to 2003.

Kenneth L. Munt (60)        Vice President       Vice President since       Senior Vice President and Secretary of NAM-
                                                 2001                       U.S.A. since 1999.

Rita Chopra-                Treasurer            Treasurer since 2002       Vice President of NAM-U.S.A. since 2001.
Brathwaite (38)


Neil Daniele (46)           Secretary            Secretary since 2002       Senior Vice President and Chief Compliance Offi-
                            and Chief                                       cer of NAM-U.S.A. since 2002; Vice President and
                            Compliance                                      Compliance Officer of Munich Re Capital Manage-
                            Officer                                         ment Corp. (asset management firm) from 2001 to
                                                                            2002.



-----------------
* The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
** Elected by and serves at the pleasure of the Board of Directors.

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

        REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

      Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

      Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

      To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a "country fund" emphasizing a smaller capitalization segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                   JAPAN SMALLER CAPITALIZATION FUND, INC.
                          DIVIDEND REINVESTMENT PLAN

      The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

      Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2007, the Fund issued 113,658 new shares for dividend reinvestment purposes.

      Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

      The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

      The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

      The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

      Board Review of the Management and Investment Advisory Agreements

      The Board of Directors of the Fund (the "Board") consists of six directors, five of whom are independent or non-interested directors (the "Independent Directors"). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements. The specific agreements (the "Agreements") consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the "Manager") and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the "Investment Adviser").

      The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 8, 2006. Previously, on August 17, 2006, the Board approved the continuance of the Agreements for an interim period of three months to permit the Independent Directors to consider whether it was appropriate to seek amendments to the fee schedules of the Agreements that would have the effect of reducing the aggregate management fee payable by the Fund. As described below, at the November 8, 2006 meeting, the Independent Directors determined to approve additional breakpoints in the management fee schedule that had been proposed by the Manager.

      In connection with their deliberations on November 8, 2006, and at separate meetings held on that date and in August 2006, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund's benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, and (iii) the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

      In approving the continuance of the Agreements at the meeting held on November 8, 2006, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements included the following:

      The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. The Independent Directors commented favorably on the portfolio management personnel involved with management of the Fund. The Independent Directors also commented favorably on the compliance personnel at the Manager and the services they provided in monitoring portfolio transactions and other compliance functions, and the financial administration provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

      Investment performance. The Board considered performance information provided by the Manager regarding the Fund's investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. The Manager also provided the Directors with comparative performance information that they requested. Such information indicated that the Fund outperformed its benchmark index for the one, three and five year periods ended June 30, 2006 and, based on changes in net asset value for the year ended June 30, 2006, outperformed three of five other U.S. investment companies identified by the Manager that invest primarily in Japanese equity securities.

      In response to requests for additional information by the Independent Directors, the Board received data on the Fund's expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese stocks.

      After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund's performance supported the continuance of the Agreements.

      The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund's management agreement in connection with other information provided for the Directors' consideration. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board compared the advisory arrangements and fees for these two companies. The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

      The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these advisers. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses to the Fund.

      After reviewing the information described above, the Independent Directors concluded that the management fee charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.

      Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement in effect at the time of their discussions contained three separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $175 million. The Fund had net assets of approximately $273 million at August 17, 2006. The Independent Directors recognized that the existing breakpoints had provided benefits to the Fund over time but determined that adjustments to the fee schedule would be appropriate, particularly in light of increases in the Fund's assets resulting from the rights offering completed in early 2006. Prior to the Board meeting held on November 8, 2006, the Manager proposed three additional breakpoints in the fee schedules in the Fund's management and investment advisory agreements, effective as of January 1, 2007 for net assets of the Fund in excess of $250 million, $325 million and $425 million, respectively, and the Independent Directors determined to accept such proposal.

      Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements, with the additional breakpoints as described above, should be continued through August 31, 2007.

BOARD OF DIRECTORS                                                        ========================================================
William G. Barker, Jr.                                                    ========================================================
Rodney A. Buck
David B. Chemidlin                                                        ========================================================
Chor Weng Tan
Hiroshi Terasaki
John F. Wallace

OFFICERS
Hiroshi Terasaki, President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER                                                                                 JAPAN
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihombashi, Chuo-ku,                                                        Smaller Capitalization
Tokyo 103-8260, Japan
                                                                                                 Fund, Inc.
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                                  ANNUAL REPORT
Ernst & Young LLP
5 Times Square                                                                               FEBRUARY 28, 2007
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

-------------------------------------------------------
This Report, including the Financial Statements, is
transmitted to the Shareholders of Japan Smaller
Capitalization Fund, Inc. for their information. This                     ========================================================
is not a prospectus, circular or representation
intended for use in the purchase of shares of the Fund                    ========================================================
or any securities mentioned in the Report.                                ========================================================

ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------

(a) As of February 28, 2007, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) There were no amendments during the fiscal year ended February 28, 2007 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(c)   Not applicable.

(d)   Not applicable.

(e)   A copy of the Registrant's code of ethics is attached as an exhibit.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

------------------------------------------------------------------------------
The Registrant's Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------
PricewaterhouseCoopers LLP ("PwC") resigned as the Accountant to the Registrant in November 2004 because PwC had been appointed to provide non-audit services to certain affiliates of Nomura Asset Management U.S.A., Inc. ("NAM-USA"), the Registrant's manager, that could be viewed as inconsistent with auditor independence with respect to the Registrant. The Registrant's Board of Directors appointed Ernst & Young LLP ("E&Y") as the Accountant to the Registrant for the Registrant's fiscal year ended 2/28/05.

(a) Audit Fees for the Registrant were $68,000* and $55,000* for the fiscal years ended 2/28/07 and 2/28/06, respectively.

(b) Audit-Related Fees for the Registrant were $9,500* and $9,000** for the fiscal years ended 2/28/07 and 2/28/06, respectively. These amounts represent procedures performed in connection with the review of the Registrant's semi-annual reports and for the fiscal year ended 2/28/06, the Registrant's registration statement.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/07 and 2/28/06 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/28/07 and 2/28/06, respectively.

(c) Tax Fees for the Registrant were $1,000* and $1,000** for the fiscal years ended 2/28/07 and 2/28/06, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by E&Y to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/28/07 and 2/28/06, respectively, that required pre-approval by the Audit Committee.

(d) There were no fees billed for all other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/28/07 and 2/28/06, respectively, that required pre-approval by the Audit Committee.


(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant's independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) N/A

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.8 million and $2.8 million for the fiscal years ended 3/31/06 and 3/31/05, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to service affiliates.

(h) Yes. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------

(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, Rodney A. Buck, David B. Chemidlin, Chor Weng Tan, and John F. Wallace are members of the Audit Committee.

(b)   Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------

The Registrant's investments in securities of unaffiliated issuers as of 2/28/07 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------



                              Proxy Voting Policy
                              -------------------






                            NOMURA ASSET MANAGEMENT




                        NOMURA ASSET MANAGEMENT CO., LTD.
                        NOMURA ASSET MANAGEMENT U.S.A. INC.
                        NOMURA ASSET MANAGEMENT U.K. LIMITED
                        NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                        NOMURA ASSET MANAGEMENT HONG KONG LIMITED






                                   May 2005

I.    Basic Policy for Proxy Voting
      -----------------------------


This Proxy Voting Policy has been adopted by NOMURA ASSET MANAGEMENT Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as "NOMURA ASSET MANAGEMENT". The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients' investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company's equity securities, we believe that they are a good investment. We will not acquire equity securities simply to obtain control of an issuer.

* (NOMURA ASSET MANAGEMENT Hong Kong Limited, NOMURA ASSET MANAGEMENT Singapore Limited, NOMURA ASSET MANAGEMENT U.K. Limited, NOMURA ASSET MANAGEMENT U.S.A. Inc.)


II.   Proxy Voting Guidelines
      -----------------------


NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below. Where we believe that a specific agenda item is not in shareholders' interests, NOMURA ASSET MANAGEMENT shall decide either to vote against, or to abstain from voting, on the item.


(1) Where it is found that the company violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2) Where the auditor's opinion on the company is qualified (for Japanese equity securities).

(3) Where the company's disclosure is determined to be inadequate, and therefore, deemed harmful to the shareholders' interests.

(4) Where the company continuously reports sluggish business performance, poor investment returns and management's efforts for improvement are found inadequate.

(5) Where the company accumulates a large amount of financial assets, which are not effectively used nor distributed to the shareholders adequately.

(6) Where the company's business and financial strategies are deemed to harm shareholders' interests.

(7) Where the composition and size of the company's board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders' interest.

(8)   Shareholder proposals.

(9) Extraordinary agenda items, such as amendments to the company's articles of incorporation, which are likely to harm shareholders' interest.


III.  Positions on Specific Issues
      ----------------------------


(1)   Election of Directors


      NOMURA ASSET MANAGEMENT votes on the candidates nominated by the issuer's management when it is determined that such candidates would best serve our clients' best interests.


      The size of the board should be adequate considering the nature of the company's business and its scale.


      If the company's business performance remains sluggish over a long period and little remedial effort is ascertained, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully weigh the qualification of the directors who have served during the said period or at the time of such activity in voting on their reelection.

      In principle, we vote for election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for the outside director.

      With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

      Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees
      - nomination, compensation and audit - special consideration should be paid to the directors' qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.


(2)   Election of Auditors


      Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose. Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such auditor.


      It is desirable to ensure that the outside auditors are independent of management. It is undesirable to have the audit committee composed of outside auditors who all lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.


(3)   Executive Compensation


      NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans which are linked to the long-term interest of the company's shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company's overall financial condition or that would substantially dilute the interests of shareholders.


      When a company's antisocial activities are found, we expect to see corrective measures reflected in management's compensation.


      It is desirable for the company to disclose management's compensation so that shareholders can determine its adequacy.


(4)   Stock Option


      In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its amount, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.


(5)   Capital Policy


  (1) Distribution policy
      In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company's own stock positively as a means to enhance the company's value, it is always necessary to check whether it is an adequate means for the sake of the company's long-term capital structure.


  (2) Change in authorized shares
      An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company's proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals will be dealt with on a case-by-case basis.


  (3) Issuance of preferred and other classes of shares
      NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability ("Blank Check" Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, it may thwart an increase in shareholders' value.

(6)   Corporate Restructurings


  (1) Mergers, acquisitions and other corporate restructurings
      NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructurings on a case-by-case basis by evaluating the financial impact on our clients.


  (2) Anti-takeover measures
      NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress the company's market value.


      However, we may vote for proposals based on individual analysis only when they are found primarily intended to protect shareholder value rather than the management itself.

(7)   Corporate and Social Responsibility


      The management of a company is responsible for the firm's day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management's business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment return. In making judgments on such proposals, we pay close attention to individual circumstances in each country.



IV.   Conflicts of Interest
      ---------------------


In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios and over which we have proxy voting discretion).


When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize a necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer amounts to more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than
0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.


With respect to shares of Nomura Holdings, Inc. that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.
                        ***************

Principles on Corporate Governance of Portfolio Companies



Purpose of the Principles
-------------------------


1. For a company to manage its business operations with due consideration for shareholders' interests and steady long-term earnings, it is crucial the company's corporate governance functions adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in portfolio companies. We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders' interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company's business performance or investment return has been sluggish, we will seek to promote investors' (beneficiaries') interests by demanding the company take corrective measures.


Ideal Form of Corporate Governance
----------------------------------

2. We believe the following are ideal forms of corporate governance to serve long-term shareholders' interests:

      (1) The board consists of an adequate number of directors qualified for rendering proper business judgment and functioning effectively.

      (2) The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.

      (3) Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.

      (4) Executives' compensation is well balanced with long-term investment return reflecting improved shareholders' value and appropriate management incentives.

      (5) The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure
---------------------------------


3. We will request companies to maintain their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measurements taken with respect to any illegal or antisocial activity if any.


 Dialogue with Companies
 -----------------------


4. NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.


Exercise of the Voting Rights
-----------------------------


5. NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders' long-term interests.
                   *********************

Organizational Structure and Decision-Making Process regarding the Exercise of
------------------------------------------------------------------------------
Proxy Voting Rights
-------------------

                                                     The Proxy Voting Committee
                                                      May 2005

I. Organizational Structure regarding the Exercise of Proxy Voting Rights
-------------------------------------------------------------------------


The Proxy Voting Committee at NOMURA ASSET MANAGEMENT is primarily responsible for final determinations on the exercise of proxy voting rights. The day-to-day operational activities relating to the exercise of proxy voting rights are performed at the departments designated within NOMURA ASSET MANAGEMENT.


The exercise of proxy voting rights with respect to the equity securities held by the discretionary investment accounts managed by NOMURA ASSET MANAGEMENT's overseas affiliates shall be instructed through such affiliates.


(1)   Proxy Voting Committee
      ----------------------


      The Proxy Voting Committee is composed of members selected by its chairman, who is appointed by the board of directors at NOMURA ASSET MANAGEMENT's headquarters. The Proxy Voting Committee makes the final determinations on the exercise of proxy voting rights.


      The Proxy Voting Committee shall review the agenda items for voting in accordance with the "Proxy Voting Guidelines" and decide to vote for or against, or abstain from voting on, each item.


      A meeting of the Proxy Voting Committee may be held whenever necessary. The Corporate Research Department at NOMURA ASSET MANAGEMENT's headquarters serves as its office. The process and results of the review of each agenda item shall be reported to the Management Committee or the Board of Directors of NOMURA ASSET MANAGEMENT's headquarters, as the case may be.


(2)   Fund Operation Department
      -------------------------

        The Fund Operation Department has the primary responsibility for handling proxy voting instructions with respect to equity securities held by the discretionary investment accounts and Japanese investment trusts managed by NOMURA ASSET MANAGEMENT's headquarters. The Department also provides necessary support to NOMURA ASSET MANAGEMENT's overseas affiliates in their handling of proxy voting instructions.

        The Fund Operation Department shall forward all notices of shareholders meetings with respect to Japanese equities received from the trust banks to the Corporate Research Department of NOMURA ASSET MANAGEMENT's headquarters. The agenda items in these notices shall be reviewed by the Corporate Research Department or the Proxy Voting Committee, and the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with their determinations. The agenda items, for which determinations have not yet been made, shall be monitored by the Fund Operation Department until the return date for the proxy voting. Records regarding proxy voting instructions and notices of shareholders meetings shall be maintained for six years.

        The Fund Operation Department shall forward the notices of shareholders meetings with respect to non-Japanese equities received from the trust banks to the Corporate Research Department. This, however, is not the case when the proxy materials are made available through information sources. The Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Corporate Research Department based on the reviews and recommendations of the overseas affiliates. When necessary, the Fund Operation Department shall instruct the trust banks to exercise the proxy voting rights in accordance with the determinations made by the Proxy Voting Committee. Records regarding proxy voting instructions shall be maintained for six years.


(3)   Operation Departments at Overseas Affiliates
      --------------------------------------------


        The operation department of each overseas affiliate ("Overseas Operation Department") handles proxy voting instructions in accordance with the discretionary investment agreements entered into with its clients in its territory.

      The Overseas Operation Department shall also provide necessary support to NOMURA ASSET MANAGEMENT's headquarters or other overseas affiliates in handling proxy voting instructions.

      The Overseas Operation Department, after receiving notices of shareholder meetings and other proxy materials from the custodian, shall forward such notices and materials, when necessary, to the department in charge at NOMURA ASSET MANAGEMENT's headquarters or other relevant overseas affiliates. This, however, is not the case when notices of shareholders meetings and other proxy materials are made available to NOMURA ASSET MANAGEMENT's headquarters or other overseas affiliates through information sources. After having the agenda items reviewed by NOMURA ASSET MANAGEMENT's headquarters or other relevant overseas affiliates, the Overseas Operation Department shall instruct the custodian to exercise the proxy voting rights.


      Records regarding proxy voting instructions shall be maintained for six years.


(4)   Corporate Research Department
      -----------------------------


      The Corporate Research Department, as an office of the Proxy Voting Committee, plays an important role in reviewing the agenda items for voting.


      For Japanese Equity Issuers, the Corporate Research Department shall evaluate the agenda items forwarded from the Fund Operation Department, and refer a specific agenda item to the Proxy Voting Committee for deliberation, if necessary. The Corporate Research Department shall communicate the determinations made at the meeting of the Proxy Voting Committee to the Fund Operation Department by the return date for voting, and shall keep the minutes of the Proxy Voting Committee meeting. The Corporate Research Department shall maintain written records regarding such proxy voting determinations for six years.


      The Corporate Research Department also provides information on the exercise of proxy voting rights with respect to Japanese issuers whose equity securities are held in the accounts managed by NOMURA ASSET MANAGEMENT's overseas affiliates.

      For non-Japanese issuers whose equity securities are held in Japanese investment trusts and discretionary investment accounts managed by NOMURA ASSET MANAGEMENT's headquarters, the Corporate Research Department shall handle the determinations to vote for or against the agenda items. Further, the Corporate Research Department shall forward the proxy materials received from the Fund Operation Department or made available through information sources to the relevant overseas affiliate that is engaged primarily in researching the issuer in question. However, this is not the case when proxy materials are made available through information sources at the overseas affiliates. For the investment trusts or accounts where investment management is delegated to third party investment advisers, the Corporate Research Department may consult with such investment advisers when necessary. The person in charge of the exercise of proxy voting rights at the Corporate Research Department makes a determination whether to vote "for" or "against" based on the recommendations of overseas affiliates or the investment advisers. The Corporate Research Department may refer a specific agenda item to the Proxy Voting Committee for further deliberation if necessary.


      The Corporate Research Department shall maintain, for six years, written records regarding notices of shareholders meetings and proxy voting determinations with respect to all agenda items evaluated for voting.


(5)   Investment Department at Overseas Affiliate
      -------------------------------------------


      The investment department of each overseas affiliate ("Overseas Investment Department") shall provide to the Corporate Research Department with its recommendations to vote for or against on the agenda items regarding non-Japanese issuers of equity securities in its region, which it has received from NOMURA ASSET MANAGEMENT's headquarters.


      NOMURA ASSET MANAGEMENT U.K. Limited is responsible for recommendations on proxy voting with respect to the European issuers, NOMURA ASSET MANAGEMENT U.S.A. Inc. is responsible for recommendations on proxy voting with respect to the North and South American issuers, and

      NOMURA ASSET MANAGEMENT Singapore Limited is responsible for Asian equity proxy voting recommendations with respect to the Asian issuers. The three Overseas Investment Departments scrutinize and evaluate agenda items from the viewpoint of their fiduciary duties, by utilizing third-party proxy voting service providers (e.g., Institutional Shareholder Services (ISS)). The record of grounds for determinations and notices of shareholders meeting or proxy materials evaluated for voting shall be maintained for six years.


      The Overseas Investment Department shall also provide its recommendations on proxy voting regarding non-Japanese issuers of equity securities to other overseas affiliates that manage the discretionary accounts which invest in such securities. The Overseas Operation Department of the overseas affiliate managing such accounts sends proxy voting instructions to the custodian based on the recommendations by the Overseas Investment Department of the relevant overseas affiliate that is responsible for such recommendations. The relevant overseas affiliate shall be responsible for final determinations on proxy voting in accordance with the process described above.


II. Proxy Voting Process for Japanese Equities
----------------------------------------------


NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for Japanese equities:


1. The Fund Operation Department records all of the notices of shareholders meetings received with respect to the issues held, and forwards the notices to the Corporate Research Department.


2. The Corporate Research Department individually evaluates all of the notices of shareholders meetings in accordance with the proxy voting guidelines set forth in the Proxy Voting Policy. If no issue is found, the Corporate Research Department shall tell the Fund Operation Department to instruct the trust banks to vote for the agenda items. If any issue is found, the Corporate Research Department shall refer the agenda items in question to the Proxy Voting Committee.


3. The Proxy Voting Committee shall evaluate the agenda items referred from the

      Corporate Research Department based on the Proxy Voting Guidelines, and determine whether to vote for or against, or abstain from voting. The Proxy Voting Committee shall communicate its determinations to the Fund Operation Department.

4. The agenda items reviewed by the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT's Management Committee or Board of Directors.


5. For Japanese issuers whose equity securities are held in overseas affiliates' discretionary investment accounts, the Overseas Operation Departments shall obtain the information on the exercise of the proxy voting right, and forward to the Corporate Research Department if necessary. The Corporate Research Department shall provide the information necessary for the exercise of proxy voting rights to Overseas Operation Departments.


III. Proxy Voting Process for Non-Japanese Equities
---------------------------------------------------


NOMURA ASSET MANAGEMENT follows the proxy voting decision-making process described below for non-Japanese equities:


1. NOMURA ASSET MANAGEMENT shall instruct to vote for or against, or abstain from voting, in principle, with respect to all issues held in the discretionary accounts we manage, upon the consent of the clients and taking into consideration the stable cash-flows of such accounts, where the investment management agreements with the clients authorize us to do so.


2. NOMURA ASSET MANAGEMENT shall instruct, in principle, exercise of the proxy voting rights with respect to the issues held in Japanese investment trusts. However, we may not instruct exercise of the proxy voting rights in the country or market, taking into consideration the frequent cash-flows of such trusts, where such exercise of the proxy voting rights would impose any restriction on disposition of such issues during the proxy voting period. Also, NOMURA ASSET MANAGEMENT, in instructing proxy voting, shall consider costs and benefits associated therewith. For that purpose, the Proxy Voting Committee shall set the screening criteria and determine the "Watch List" for non-Japanese equities, and exercise the voting rights, in principle, only for companies on the "Watch

      List".


3. The Fund Operation Department shall forward proxy materials received from the trust banks to the Corporate Research Department. This, however, is not the case where proxy materials are made available through information sources. Where the custodian has not sent proxy materials, but the exercise of proxy voting rights is possible, the Corporate Research Department may seek information through informational sources.


4. The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates or investment advisers which are researching the issuer in question and seek their recommendations on the agenda items. When the proxy materials are available at overseas affiliates or investment advisers through information sources, it may seek recommendations without forwarding the proxy materials.


5. Each overseas affiliate or investment adviser shall review and examine the proxy materials from the viewpoint of their fiduciary duties, and provide recommendations to the Corporate Research Department.


6. The Corporate Research Department, based on recommendations received from the overseas affiliates or investment advisers, shall instruct the exercise of the proxy voting rights through the Fund Operation Department. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its deliberation. The Proxy Voting Committee shall closely review the agenda items in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda items referred to are not in the shareholders' interests, it shall determine either to vote against or to abstain from voting on such agenda items, and instruct exercise of the proxy voting rights accordingly through the Fund Operation Department.


7. The conclusions reached at the Proxy Voting Committee shall be reported to NOMURA ASSET MANAGEMENT's Management Committee or Board of Directors.


8. For non-Japanese issuers whose equity securities are held in overseas affiliates' discretionary investment accounts, the Overseas Operation

      Department of an overseas affiliate shall obtain the proxy materials of the issuers of non-Japanese equities held in their discretionary account and instruct the custodian based on the recommendations made by the other relevant overseas affiliate. Final determinations at the overseas affiliate will be made in the same process as mentioned above.


IV. The Screening Criteria for The Exercise of Proxy Voting Rights
------------------------------------------------------------------


In order to facilitate the proxy voting process with respect to Non-Japanese issues held in the Japanese investment trust, NOMURA ASSET MANAGEMENT shall set forth the screening criteria and, based on such criteria, prepare the "Non-Japanese Companies Watch List."



Non-Japanese Companies Watch List
---------------------------------


A non-Japanese company shall be placed on the Watch List if:


(1) The company, which meets the following quantitative screening criteria due to its noticeably poor business performance and investment return, shall be listed on the Watch List taking into consideration the impact NOMURA ASSET MANAGEMENT's exercise of proxy voting rights would have on their management.


      (1) Investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three consecutive years (on an EPS basis). If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

      (2) Investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by more than 70 percent for the past three consecutive years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;

      (3) NOMURA ASSET MANAGEMENT holds more than one percent of all the outstanding shares of a certain issuer.

(2) The Corporate Research Department shall send the Watch List that has been prepared by the aforementioned quantitative screening to the overseas affiliates and other relevant departments. Each overseas affiliate shall review the companies on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. On the other hand, if a company's performance appears inadequate in the light of the Proxy Voting Guidelines and it is not yet included in the list, then the company shall be added to the Watch List.


(3) General Managers of the Corporate Research Department are responsible for making the final determinations regarding the addition or deletion of certain companies to and from the Watch List, and approve the Watch List for non-Japanese companies. The Corporate Research Department shall maintain all records regarding such determinations


(4)   The Watch List generally shall be up-dated on a semi-annual basis.


Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

----------------------------------------------------------------------------
(a) (1) As of February 28, 2007, Takeshi Ebihara is the Registrant's portfolio manager (the "Portfolio Manager") and has served as such since April 2004. The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

      (2) As of February 28, 2007, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of 691 million yen as of March 31, 2007) and for 10 other accounts (with total assets of 73.34 billion yen as of March 31, 2007). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate,
(ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the RN Small Cap Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

      (4) As of February 28, 2007, the Portfolio Manger did not own beneficially any securities issued by the Registrant.

(b) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

------------------------------------------------------------------------------
(a)   Not applicable

(b)   Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

------------------------------------------------------------------------------

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.


ITEM 11.  CONTROLS AND PROCEDURES

------------------------------------------------------------------------------
The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS

------------------------------------------------------------------------------

(a)   (1)   Code of Ethics.
(a)   (2)   Certifications of Principal Executive Officer and Principal
            Financial Officer pursuant to Rule 30a-2 under the Investment
            Company Act of 1940 are attached hereto as an exhibit.
(a)   (3)   Not applicable.
(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.


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


                                  SIGNATURES

                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Hiroshi Terasaki
-------------------------------------
Hiroshi Terasaki, President
(Principal Executive Officer)

Date:    May 2, 2007
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:    May 2, 2007
-------------------------------------


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